                                                                    EXHIBIT 10.3

                                 PROMISSORY NOTE

$250,000,000
February 15, 2005                                             New York, New York

          FOR VALUE RECEIVED, MORTGAGEIT, INC., a New York corporation and
MORTGAGEIT HOLDINGS, INC., a Maryland corporation (each, a "Borrower" and collectively, the "Borrowers"), hereby promise to pay to the order of GREENWICH
CAPITAL FINANCIAL PRODUCTS, INC. (the "Lender"), at the principal office of the
Lender at 600 Steamboat Road, Greenwich, Connecticut 06830, in lawful money of the United States, and in immediately available funds, the principal sum of Two
Hundred Fifty Million Dollars ($250,000,000) (or such lesser amount as shall equal the aggregate unpaid principal amount of the Advances made by the Lender to the Borrowers under the Loan Agreement), on the dates and in the principal amounts provided in the Loan Agreement, and to pay interest on the unpaid principal amount of each such Advance, at such office, in like money and funds, for the period commencing on the date of such Advance until such Advance shall be paid in full, at the rates per annum and on the dates provided in the Loan
Agreement.

          The date, amount and interest rate of each Advance made by the Lender to the Borrowers, and each payment made on account of the principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this
Note, endorsed by the Lender on the schedule attached hereto or any continuation thereof; provided, that the failure of the Lender to make any such recordation or endorsement shall not affect the obligations of the Borrowers to make a payment when due of any amount owing under the Loan Agreement or hereunder in respect of the Advances made by the Lender.

          This Note is the Note referred to in the Master Loan and Security
Agreement dated as of February 15, 2005 (as amended, supplemented or otherwise modified and in effect from time to time, the "Loan Agreement") between the
Borrowers, and the Lender, and evidences Advances made by the Lender thereunder.
Terms used but not defined in this Note have the respective meanings assigned to them in the Loan Agreement.

          The Borrowers agree to pay all the Lender's costs of collection and enforcement (including reasonable attorneys' fees and disbursements of Lender's counsel) in respect of this Note when incurred, including, without limitation, reasonable attorneys' fees through appellate proceedings.

          Notwithstanding the pledge of the Collateral, each Borrower hereby acknowledges, admits and agrees that the Borrowers' obligations under this Note are recourse obligations of the Borrowers to which each Borrower pledges its full faith and credit.

          The Borrowers, and any indorsers or guarantors hereof, (a) severally waive diligence, presentment, protest and demand and also notice of protest, demand, dishonor and nonpayments of this Note, (b) expressly agree that this
Note, or any payment hereunder, may be extended from time to time, and consent to the acceptance of further Collateral, the release of any Collateral for this
Note, the release of any party primarily or secondarily liable hereon, and (c)
expressly agree that it will not be necessary for the Lender, in order to enforce payment of this Note, to first institute or exhaust the Lender's remedies against the Borrowers or any other party liable hereon or against any
Collateral for this Note. No extension of time for the payment of this Note, or any installment hereof, made by agreement by the Lender with any person now or hereafter liable for the payment of this Note, shall affect the liability under this Note of the Borrowers, even if the Borrowers are not a party to such agreement; provided,

however, that the Lender and the Borrowers, by written agreement between them, may affect the liability of the Borrowers.

          Any reference herein to the Lender shall be deemed to include and apply to every subsequent holder of this Note. Reference is made to the Loan
Agreement for provisions concerning optional and mandatory prepayments,
Collateral, acceleration and other material terms affecting this Note.

          Each Borrower hereby acknowledges and agrees that the Borrowers will each be jointly and severally liable to the Lender for all representations, warranties, covenants and liabilities of any Borrower hereunder and under the
Loan Agreement.

          Any enforcement action relating to this Note may be brought by motion for summary judgment in lieu of a complaint pursuant to Section 3213 of the New
York Civil Practice Law and Rules. The Borrowers hereby submit to New York jurisdiction with respect to any action brought with respect to this Note and waives any right with respect to the doctrine of forum non conveniens with respect to such transactions.

          THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE
STATE OF NEW YORK (WITHOUT REFERENCE TO CHOICE OF LAW DOCTRINE BUT WITH
REFERENCE TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WHICH BY
ITS TERMS APPLIES TO THIS NOTE) WHOSE LAWS THE BORROWERS EXPRESSLY ELECT TO
APPLY TO THIS NOTE. THE BORROWERS AGREE THAT ANY ACTION OR PROCEEDING BROUGHT TO
ENFORCE OR ARISING OUT OF THIS NOTE MAY BE COMMENCED IN THE SUPREME COURT OF THE
STATE OF NEW YORK, BOROUGH OF MANHATTAN, OR IN THE DISTRICT COURT OF THE UNITED
STATES FOR THE SOUTHERN DISTRICT OF NEW YORK.

                                     MORTGAGEIT, INC.

                                     By: /s/ JOHN R. CUTI
                                         ---------------------------------------
                                     Name: John R. Cuti
                                     Title: General Counsel and Secretary

                                     MORTGAGEIT HOLDINGS, INC.

                                     By: /s/ JOHN R. CUTI
                                         ---------------------------------------
                                     Name: John R. Cuti
                                     Title: General Counsel and Secretary